SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                            FORM 8-K

         Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (date of event reported): April 13, 2000.

                    SOURCE ENERGY CORPORATION
     (Exact name of registrant as specified in its charter)

                 Commission File Number: 0-29129

            Utah                           87-0370820
(State or other jurisdiction of         (I.R.S. Employer
incorporation or organization)          Identification No.)

7412 Rosalind Circle                    84121
Salt Lake City, Utah
(Address of principal executive         (Zip Code)
offices)

Registrant's Telephone Number: (801)

                 Newven Acquisition Corporation
      8 East Broadway, Suite 620, Salt Lake City, UT 84111
  (Former name or former address, if changed since last report)

            Item 1. Changes in Control of Registrant.

The Transaction

     On April 13, 2000, Source Energy Corporation, a Utah corporation ("Source") acquired Newven Acquisition Corporation, a
Nevada corporation ("Newven") as a wholly owned subsidiary through a stock for stock exchange. Immediately following the exchange, Source and Newven entered into a Plan of Merger pursuant to which Newven was merged with and into Source.

     Prior to the transaction, Newven had 500,000 shares of common stock outstanding, which were exchanged for 25,000 shares of the restricted common stock of Source.

Securities of Source

     The authorized capital stock of Source consists of 200,000,000 shares of Common Stock, par value $0.00025 of which 329,451 shares are issued and outstanding on April 13, 2000. All outstanding shares of Common Stock are fully paid and non-assessable. The holders of Common Stock are entitled to one vote per share on each matter submitted to a vote at any meeting of shareholders. Shares of Common Stock do not carry cumulative voting rights and, therefore, a majority of the shares of outstanding Common Stock will be able to elect the entire board of directors and, if they do so, minority shareholders would not be able to elect any persons to the board of directors. The Company's bylaws provide that a majority in number of the issued and outstanding shares of the Company shall constitute a quorum for shareholders' meetings, except with respect to certain matters for which a greater percentage quorum is required by statute of the bylaws. Shareholders of the Company have no preemptive rights to acquire additional shares of Common Stock or other securities. The Common Stock is not subject to redemption and carries no subscription or conversion rights. In the event of liquidation of the Company, the shares of Common Stock are entitled to share equally in corporate assets after satisfaction of all liabilities and the liquidation preferences of any outstanding shares of preferred stock.

     Holders of Source Common Stock are entitled to dividends in the discretion of the Board of Directors and payment thereof will depend upon, among other things, Source's earnings, its capital requirements and its overall financial condition. Source has not paid any cash dividends on its Common Stock since inception and intends to follow a policy of retaining any earnings to finance the development and growth of its business. Accordingly, it does not anticipate the payment of cash dividends in the foreseeable future.

     Market For Common Shares

     There is currently a limited trading market for Source
Common Stock.  Source's Common Stock trades on the Over the
Counter Bulletin Board under the symbol SRXCE.

     Share Eligible for Future Sale

     Source presently has outstanding 329,451 shares of Common Stock. Of these shares, 225,000 shares of outstanding Common Stock were issued and sold by Source in private transactions in reliance upon exemptions from registration under the Securities Act of 1933 (the "Act"). Such shares may

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

be sold only pursuant to an effective registration statement filed by Source or an applicable exemption, including the exemption contained in Rule 144 promulgated under the Act.

     In general, under Rule 144 as currently in effect, a shareholder, including an affiliate of Source may sell shares of Common Stock after at least one year has elapsed since such shares were acquired from Source or an affiliate of Source. The number of shares of Common Stock which may be sold within any three-month period is limited to the greater of one percent of the then outstanding Common Stock or the average weekly trading volume in the Common Stock during the four calendar weeks preceding the date on which notice of such sale was filed under Rule 144. Certain other requirements of Rule 144 concerning availability of public information, manner of sale and notice of sale must also be satisfied. In addition, a shareholder who is not an affiliate of Source (and who has not been an affiliate of Source for 90 days prior to the sale) and who has beneficially owned shares acquired from Source or an affiliate of Source for over two years may resell the shares of Common Stock without compliance with the foregoing requirements under Rule 144.

     No predictions can be made as to the effect, if any, that future sales of shares, or the availability of shares for future sale, will have on the market price of the Common Stock prevailing from time to time. Nevertheless, sales of substantial amounts of Common Stock, or the perception that such sales may occur, could have a material adverse effect on prevailing market prices.

Security Ownership of Certain Beneficial Owners and Management of
Source

     The following tables set forth, as of April 13, 2000, the number of shares of Common Stock of Source beneficially owned by all persons known to be holders of more than five percent of Source's Common Stock and by all executive officers and directors of Source individually and as a group. Source is not aware of anyone other than officers and directors who holds five percent or more of the outstanding shares.


Title of      Name and address        Amount and        Percent
Class         of beneficial owners    Nature            of
                                      of beneficial     Class
                                      ownership (1)

Common Stock  Craig Carpenter         209,831           63.7
              7412 Rosalind Circle
              Salt Lake City, UT
              84121

Common Stock  Helen G. Carpenter      -0- (2)           -0-
              7412 Rosalind Circle
              Salt Lake City, UT
              84121

Common Stock  Kathleen L. Morrison    -0-               -0-
              5525 S. 900 East, Ste.
              110
              Salt Lake City, UT
              84117


Total         All Officers &          209,831           63.7
              Directors
              as a group
              beneficially
              own

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

     (1) The listed beneficial owners have no rights to acquire any shares within 60 days of the date of this Form 8-K from options, warrants, rights, conversion privileges or similar obligations.

     (2) Helen Carpenter is the spouse of Craig Carpenter, so she may be deemed to have shared voting and investment control with respect to the shares of Common Stock owned by Craig
Carpenter.

Change in Control

      There are no arrangements, including any pledge by any person of securities of Source, the operation of which may at a subsequent date result in a change in control of the registrant.

Directors, Executive Officers, Promoters and Control Persons

     The following Table sets forth certain information regarding the executive officers and directors of Source as of January
20,2000.

Name                    Age     Title

Craig Carpenter         56      Director and President
Helen G. Carpenter      49      Director and Vice
                                President
Kathleen L. Morrison    43      Director and Secretary

      Craig  Carpenter, Director and President, age 56, was  born and  raised in Salt Lake City, Utah, where he attended East  High
School.   Aside from his involvement in Source, Mr. Carpenter has
been retired for the past seven years.

      Helen  G. Carpenter, Director and Vice President,  age  49,
recently  retired after 30 years at US West Communications.   The
last  position  she  held  at US West  was  Manager  of  Computer
Operations.

      Kathleen L. Morrison, Director and Secretary, age 43, has spent the past seven years as the office manger for two entities. For seven years, she was the editor of "Super Group," a vertical market computer magazine targeting HP3000 users. Mrs. Morrison received a B.A. degree from Colorado State University in 1978.

     The directors of Source hold no other directorship in any other reporting company, except for Kathleen L. Morrison who has served since March 1999 as a director and secretary of Cardiff International, a Colorado corporation. All directors hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified.

Indemnification of Officers and Directors

     Section 16-10a-902 of the Utah Code Annotated provides in relevant part as follows:

     (1) Except as provided in Subsection (4), a corporation may indemnify an individual made a party to a proceeding because he is or was a director, against liability incurred in the proceeding if:

     (a) his conduct was in good faith; and

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

     (b) he reasonably believed that his conduct was in, or not opposed to, the corporation's best interests; and

     (c) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.

     (4) A corporation may not indemnify a director under this section:

     (a) in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

     (b) in connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in his official capacity, in which proceeding he was adjudged liable on the basis that he derived an improper personal benefit.

     (5) Indemnification permitted under this section in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

     Section 16-10a-903 of the Utah Code Annotated provides in relevant part as follows:

     Unless limited by its articles of incorporation, a corporation shall indemnify a director who was successful, on the merits or otherwise, in the defense of any proceeding, or in the defense of any claim, issue, or matter in the proceeding, to which he was a party because he is or was a director of the corporation, against reasonable expenses incurred by him in connection with the proceeding or claim with respect to which he has been successful.

     Section 16-10a-907 of the Utah Code Annotated provides in relevant part as follows:

     Unless a corporation's articles of incorporation provide otherwise:

     (1) an officer of the corporation is entitled to mandatory indemnification under Section 16-10a-903, and is entitled to apply for court-ordered indemnification under Section 16-10a-905, in each case to the same extent as a director;

     (2) the corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as to a director; and

     (3) a corporation may also indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its articles of incorporation, bylaws, general or specific action of its board of directors, or contract.

     Source's by-laws provide that it shall indemnify to the full extent of its power to do so under Utah law, all directors and officers for any liability including costs of defense reasonably incurred in connection with any action, suit, or proceeding to which such person may be a party by reason of such person's position with Source, if the officer or director acted in good faith and in a manner the officer or director reasonably believed to be

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

in, or not opposed to, the best interests of the corporation.
Consequently, Source intends to indemnify its officers and directors to the full extent permitted by the statute noted above.

Executive Compensation

     Source has no agreement or understanding, express or implied, with any officer, director, or principal stockholder, or their affiliates or associates, regarding employment with Source or compensation for services. No cash compensation, stock options, other consideration was paid or granted to the current executive officers during 1999 or the first quarter of 2000. Source does not expect any compensation arrangements will be considered or implemented unless it obtains additional capital to expand its business operations.

Certain Relationships and Related Transactions

     T.R. Kraft was an officer and director of Source until March 10, 2000, when a judgement entered by the U.S. District Court, District of Utah, described under Item 2 of this report on Form 8-K removed him from office and appointed former management of Source. Mr. Kraft was removed from office on the basis of fraudulent representations he made in connection with the transaction pursuant to which he became an officer and director. The judgement granted to Craig Carpenter $75,000 as compensation for the benefit derived by Source and its stockholders from the removal of Mr. Kraft and rescission of the transaction in which Mr. Kraft acquired control of Source, and awarded Source damages against Mr. Kraft in the amount of $75,000. Source was also liable to Mr. Carpenter for legal fees and expenses of the litigation in the amount of $15,039.

     Mr. Kraft has not paid the judgement to Source, and we can not predict at this time whether Source will be able to collect any of the judgement. Source settled its legal cost obligation to Craig Carpenter on April 13, 2000 by issuing to him 200,000 shares of restricted common stock to cancel the $15,039 obligation. Source is still indebted to Mr. Carpenter under the judgement in the amount of $75,000.

          Item 2. Acquisition or Disposition of Assets

     The consideration exchanged in the acquisition was negotiated between Newven and Source. In evaluating Source as a candidate for the exchange, the stockholders of Newven evaluated the assets, present and anticipated operations, and management of Source. The following is a description of Source's history and the business Source will pursue.

History

     Source was originally incorporated under the name Exit, Inc. in accordance with the laws of the State of Utah on January 30, 1981. In April of 1984, the Company changed its name to Parker Energy Technology, Inc. From its inception until May 20, 1997, the Company had been in the business of oil and gas exploration and production activities. Currently, the Company has one producing well, located in Grand County, Utah.

     On May 20, 1997, the Company effected a reverse split of its outstanding shares from 81,637,100 to 1,632,742. Simultaneous thereto, the Company entered into an agreement with a T.R. Kraft and Point Source Energy ("Point") to engage in the business of distillate fuel systems process plants, issued

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

12,305,800 shares of common stock in connection with the transaction and changed its name to Source Energy Corporation.

     Subsequently, Craig Carpenter, a former officer and director of Source and a stockholder, filed a shareholder derivative suit in the United States District Court, District of Utah, case no. 2:99CV0332K, against T.R. Kraft, Point, and Source alleging that Kraft and Point committed fraud to induce plaintiffs to enter into the original transaction.

     On March 10, 2000 the District Court issued a judgement and order rescinding the May 20, 1997 transaction. The judgement states that Source be returned, as nearly as possible, to its status prior to consummation of said transaction. This included canceling 12,305,800 shares of common stock issued in the transaction to Kraft by Source, reinstating Craig Carpenter, Helen G. Carpenter, and Kathy Morrison as officers and directors of Source, and the return of 182,852 shares of Common Stock from Kraft to Carpenter, which were originally sold directly by Carpenter to Kraft. Craig Carpenter was granted an award against Source in the amount of $75,000 to compensate him for the benefit he conferred on the stockholders of Source by prosecuting the action against Kraft and Point. Source was awarded damages against Kraft in the amount of $75,000. In addition, Source is liable for legal fees and expenses of the suit in the amount of $15,039. To settle the legal fees and expenses, Source issued 200,000 shares of its Common Stock to Mr. Carpenter. Source intends to pursue its damage award against T.R. Kraft, but can not predict at this time whether it will be successful in collecting.

     On April 10, 2000, Source effected a 1 for 40 reverse split in its issued and outstanding Common Stock.

Business

     Existing operations and plan of operation

     In 1981, Source purchased a working interest in, and became the operator of, the property known as Bureau of Land Management Federal Oil and Gas Lease No. U-14654 consisting of 480 acres. Located in Grand County, Utah, this is Source's only oil and gas property. The Company has one producing well on this lease. At the present time the Company maintains a 68.78% working interest in the property.

     Source has previously drilled two other dry holes on the lease. We intend to evaluate the lease for new sites that show a reasonable chance of success in drilling producing wells. We will also look for opportunities to acquire additional oil and gas properties for development in the states of Utah and Wyoming.

     We sell all of our oil production to Giant Industries at spot prices. The spot price on April 10, 2000 was $32 per barrel for the oil from our well, which is Yellow Wax Crude. Emerging from a two-year downturn, oil prices reached their highest level since the Gulf War in 1999 and have continued to rise. The industry forecasts even higher prices the next two years. Giant Industries will take all of the oil that we can produce.

     Prices for oil and gas are driven strictly by supply and demand. We can sell our products to any one of five local distributors. Prices among the five distributors are nearly equal. We decided to sell to Giant Industries

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

based on quality of service and proximity of their delivery point to our lease. We do not use commodity futures contracts or price swaps in marketing our crude oil.

     Source has been unable pursue any meaningful business operations during the past two years because of the litigation resulting form the transaction with T.R. Kraft and Point. The litigation was resolved by a judgement entered in March 2000, so Source believes it is now in a position to pursue more active business operations.

     As a result of these circumstances, operations were limited in the past two years to maintaining production from our one producing oil well in Grand County. Revenue from oil production in 1999 and 1998 was $26,043 and $20,143, respectively. Revenue for the first three months of 2000 was $14,605, compared to $4,694 for the same period in 1999. The increase in revenue from fiscal year 1998 to fiscal year 1999 and from the first calendar quarter of 1999 to the first quarter of 2000 is attributable primarily to rising oil prices.

     Oil producing expense was $26,523 for the year ended December 31, 1998, as compared to $16,050 for the year ended December 31, 1999. For the three months ended March 31, 2000, oil producing cost was $7,155 as compared to $3,761 for the same period in 1999. Oil producing expense as a percentage of revenue decreased substantially in the year ended December 31, 1999 and the first calendar quarter of 2000 as a result of lower production costs attributable to the oil produced and lower depletion cost.

     Source realized income from oil activities of $9,993 for the year ended December 31, 1999, and a loss from oil activities of $6,375 for the year ended December 31, 1998. Income from oil activities was $7,430 for the three months ended March 31, 2000, as compared to $993 for the comparable period in 1999.

     General and administrative expense was $5,125 for the year ended December 31, 1999 and $10,881 for the year ended December
31, 1998. Consequently, Source realized net income of $4,775 for 1999 as compared to a net loss of $17,235 for 1998.

     For the three months ended March 31, 2000, general and administrative expense was $320, as compared to $2,573 for the same period in 1999. However, Source realized and extraordinary judgement expense of $90,039 in the shareholder derivative lawsuit brought against T.R. Kraft, Point, and Source. As a result, Source had a net loss of $82,902 for the first three months of 2000, and a net loss of $1,638 for the first three months of 1999.

     At March 31, 2000, total current assets were $26,852. Current liabilities at March 31, 2000, were $90,139, which included a judgement payable to Craig Carpenter, an officer and director, in the amount of $90,039 resulting form the litigation with T.R. Kraft and Point. A portion of the liability to Mr. Carpenter in the amount of $15,039 was settled in April 2000 through the issuance of 200,000 shares of Source Common Stock. Therefore, Source has a working capital deficit of $48,248.
Craig Carpenter has advised the Board of Directors that he does not intend to take any collection action against Source on the $75,000 we currently owe to him, while Source seeks ne capital to pursue expansion of its operations. So long as Mr. Carpenter forbears, we believe we have sufficient cash resources and income from oil activities to sustain our current operations over the next 12 months.

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

However, these resources are not sufficient to embark on new drilling activity on our existing lease or to acquire and develop any other oil and gas properties. Consequently, we intend to seek additional debt or equity financing over the next year to fund expansion of our operations. However, there can be no assurance that additional funding will be available or, if available, that it will be available on acceptable terms or in required amounts. If we do find financing, there is no assurance that we will succeed in expanding our operations or remain profitable.

     Title to properties

     As is customary in the oil and gas industry, only a perfunctory title examination is conducted at the time oil and gas leases are acquired. Prior to the commencement of drilling operations, a thorough title examination is conducted. We believe the title to our lease is good and indefeasible in accordance with standards generally accepted in the oil and gas industry. Our existing and future leases may be burdened by customary royalty interests, liens incident to oil and gas operations, and liens for taxes and other governmental charges as well as encumbrances, easements and restrictions. We do not believe that any of these burdens will materially interfere with the use of the property.

     Regulation

     All aspects of the oil and gas industry are extensively regulated by federal, state, and local governments. Regulations govern such things as drilling permits, production rates, environmental protection and pollution control, royalty rates, and taxation rates. These regulations may substantially increase the cost of doing business and sometimes prevent or delay the start or continuation of any given exploration or development project. Regulations are subject to future changes by legislative and administrative actin and by judicial decisions, which may adversely affect the petroleum industry.

     We believe our operations comply with all applicable legislation and regulations in all material respects and that the existence of such regulations has had no more restrictive effect on our method of operations than other similar companies in the industry. Although we do not believe our business operations presently impair environmental quality, compliance wit federal, state and local regulations which have been enacted or adopted regulating the discharge of materials into the environment could have an adverse effect upon our capital expenditures, earnings and competitive position.

     In the areas which we conduct our operations, there are statutory provisions regulating the production of oil and natural gas. These rules may restrict the oil and gas production rate to below the rate our existing and future wells can produce. We are also subject to numerous laws and regulations governing the discharge of materials into the environment or otherwise relating to environmental protection. We may be required to obtain permits before drilling and operating our wells. Also, we may be subject to liability for pollution that results from our operations. It is impossible to predict if and to what extent these regulations may impact our operations.

     State regulatory authorities have established rules and regulations requiring permits for drilling operations, drilling bonds and/or reports concerning operations. The state regulatory authorities may also have

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statutes and regulations concerning the spacing of wells,
environmental matters and conservation.

     We intend to comply with all regulations pertaining to our operations. However, future legislation and regulation may have an adverse impact on our business.

     Competition

     The oil and gas industry is highly competitive in all phases. We will encounter strong competition from other independent oil companies in all areas of our business including marketing, production and obtaining external financing. Most of our competitors have financial resources, personnel, and facilities substantially greater than ours. However, unless there is a substantial drop in the market for oil and natural gas, we can sell our products at daily spot prices.

     Employees

     Source has no employees. It relies on independent contractors to to perform the services required to maintain its producing well.

     Legal proceedings

      Source  is  not  a  party  to any  material  pending  legal
proceedings,  and  to  the  best  of  its  knowledge,   no   such
proceedings by or against Source have been threatened.

     Offices

     Source is headquartered in Utah and has its corporate offices and principal place of business located at 7412 Rosalind Circle, Salt Lake City, Utah 84121, which is the residence of Craig Carpenter, an officer and director. Source's telephone number is (801) 943-5490.

Forward-Looking Statements

     The Private Securities Litigation Reform Act of 1985 provides a safe harbor for forward-looking statements made by Source, except where such statements are made in connection with an initial public offering. All statements, other than statements of historical fact, which address activities, actions, goals, prospects, or new developments that Source expects or anticipates will or may occur in the future, including such things as expansion and growth of its operations and other such matters are forward-looking statements. Any one or a combination of factors could materially affect Source's operations and financial condition. These factors include fluctuating oil prices, competitive pressures, success or failure of oil and gas development activities, legal and regulatory initiatives affecting oil and gas production, and conditions in the capital markets. Forward-looking statements made by Source are based on knowledge of its business and the environment in which it operates as of the date of this report. Because of the factors listed above, as well as other factors beyond its control, actual results may differ from those in the forward-looking statements.

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Item 5. Other Events

Market For Common Equity and Related Stockholder Matters

     Source's Common Stock is currently traded on the Over-the-Counter Bulletin Board ("OTCBB") under the symbol "SRXCE." Source is presently not required to file reports with the SEC pursuant to the Exchange Act. However, under the OTC Eligibility Rule, effective January 4, 1999, companies whose securities are quoted on the OTCBB will be required to file periodic reports with the SEC to continue quoting their securities (the "Eligibility Rule"). As a result of the acquisition of Newven, Source is assuming the reporting status of Newven for purposes of satisfying the requirements of the Eligibility Rule.

     On April 7, 2000, the OTCBB and SEC expressed an interpretation of existing regulations to the effect that the acquisition of Newven will not constitute compliance with the Eligibility Rule if this report on Form 8-K is selected for review by the SEC and all comments from the SEC are not cleared before the deadline for determination of our compliance with the Eligibility Rule. Our deadline for this determination is April 19, 2000. Since Source was unable to act sooner to comply with the Eligibility Rule because of the litigation with T.R. Kraft and former management, which was just resolved in March 2000, we have opted to attempt to comply with the Eligibility Rule by acquiring Newven and filing this report in hopes that it will not be selected for review and the OTCBB will otherwise determine we are in compliance prior to April 19, 2000. There is no assurance we will be successful in this effort. If Source does not satisfy the Eligibility Rule by the deadline, we will attempt to continue quotation on the NQB "Pink Sheets" and apply for relisting on the OTCBB as soon as all regulatory requirements are satisfied.

     The following table sets forth the range of the high and low closing bid prices per share of Source's Common Stock during each of the calendar quarters identified below. These bid prices were obtained from the national Quotation Bureau, and do not necessarily reflect actual transactions, retail markups, markdowns or commissions. Based on the very limited public float and trading in Source's Common Stock, Source believes that such data is anecdotal and may bear no relation to the true value of Source's Common Stock or the range of prices that would prevail in a liquid market.

     The high and low bid sales prices, as adjusted retroactively for the 1 for 40 reverse split effected in April 2000, for each full quarterly period within the two most recent fiscal years and any subsequent interim period for which financial statements are included are as follows:

                      High Bid ($)          Low Bid ($)
1998
First Quarter         57.50                 8.75
Second Quarter        36.25                 7.50
Third Quarter         22.50                 8.75
Fourth Quarter        12.50                 2.00

1999
First Quarter         3.00                  2.00
Second Quarter        2.80                  0.40
Third Quarter         1.00                  0.70
Fourth Quarter        1.20                  0.04

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2000
First Quarter         5.00                  1.00

Successor Issuer Election

     Upon completing the acquisition of Newven, Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, Source became the successor issuer to Newven for reporting purposes under the Securities Exchange Act of 1934, and hereby elects to report under said Act effective April 14, 2000. A copy of this report on Form 8-K was delivered to each of the stockholders of Newven on April 14, 2000, in satisfaction of the requirements of Rule 14f-1 promulgated under the Securities Exchange Act of 1934.

            Item 7. Financial Statements and Exhibits

Financial Statements

      Included with this report are the following financial statements of Source:

     Years ended December 31, 1999 and 1998

     Independent Auditors' Report
     Audited Balance Sheet at December 31, 1999
     Audited  Statements  of  Operations  for  the  Years  Ended
      December 31, 1999 and 1998
     Audited  Statements of Stockholders' Equity for  the  Years
      Ended December 31, 1999 and 1998
     Audited  Statements  of  Cash Flows  for  the  Years  Ended
      December 31, 1999 and 1998

     Interim Periods ended March 31, 2000 and 1999

     Unaudited Balance Sheet at March 31, 2000
     Unaudited  Statements of Operations for  the  Three  Months
      Ended March 31, 2000 and 1998
     Unaudited  Statements of Cash Flows for  the  Three  Months
      Ended March 31, 2000 and 1998

     No financial information for Newven and no pro forma financial information is required under the criteria set forth in
Item 310 (c) and (d) of Regulation S-B.

Exhibits

Exhibit    SEC Ref.   Title of Document
No.        No.

1          (2)        Plan of Merger Between Source and Newven

2          (3)(i)     Articles of Incorporation, as amended, of
                      Source

3          (3)(ii)    By-Laws of Source

4          (10)       Judgement entered by the U.S. District
                      Court,
                      District of Utah, Case No. 2:99CV0332K

5          (27)       Financial Data Schedule

                           SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Source Energy Corporation

DATED: April 14, 2000               By: /s/ Craig Carpenter
                                        President

                   SOURCE ENERGY CORPORATION
        Formerly known as Parker Energy Technology, Inc.
                      Financial Statements
                   December 31, 1999 and 1998

                       TABLE OF CONTENTS



                                                     Page


                                                     14
Independent Auditors' Report


Balance Sheet -- December 31, 1999                   15



Statements  of Operations for  the  Years            16
Ended December 31, 1999 and 1998.



Statements  of Stockholders'  Equity  for            17
the  Years  Ended December 31,  1999  and
1998.



Statements  of Cash Flows for  the  Years            18
Ended December 31, 1999 and 1998.



Notes to  Financial Statements                       19  -  22



Unaudited     Supplemental    Information            23
Concerning   Oil   and   Gas    Producing
Properties

                  INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholders
Source Energy Corporation

We have audited the accompanying balance sheet of Source Energy Corporation, formerly known as Parker Energy Technology, Inc. as of December 31, 1999, and the related statements of operations, stockholders' equity, and cash flows for the years ended December 31, 1999 and 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Source Energy Corporation, formerly known as Parker Energy Technology, Inc., as of December 31, 1999, and the results of their operations and their cash flows for the years ended December 31, 1999 and 1998 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has experienced losses from operations since its inception and has not yet begun generating significant revenue which raises substantial doubt about the ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                               Mantyla McReynolds


Salt Lake City, Utah
April 11, 2000

                   SOURCE ENERGY CORPORATION
        Formerly known as Parker Energy Technology, Inc.
                          Balance Sheet
                       December 31, 1999

                             ASSETS

Current Assets
  Cash and cash equivalents                      $     10,714

  Accounts receivable                                   5,084

         Total Current Assets                          15,798



Property and Equipment (Note 2)

  Equipment                                             5,476

  Proved oil and gas properties                       597,353

     Total Property and Equipment                     602,829

Less: Accumulated Depreciation and Depletion         (510,782)

      Net Property and Equipment                       92,047

             Total Assets                        $    107,845

              LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities

Current Liabilities

 Taxes Payable                                   $   100

      Total Current Liabilities                      100

          Total Liabilities                          100


Stockholders' Equity (Note 1)

   Capital Stock -- 200,000,000 shares
authorized having a
    par  value  of $.00025 per  share;                   1,022
    4,088,981 shares issued and outstanding

  Additional Paid-in Capital                         1,226,929

  Accumulated Deficit                               (1,120,206)

      Total Stockholders' Equity                       107,745

Total Liabilities and Stockholders' Equity        $    107,845

        See accompanying notes to  financial statements.

                    SOURCE ENERGY CORPORATION
        Formerly known as Parker Energy Technology, Inc.
                    Statements of Operations
         For the Years Ended December 31, 1999 and 1998



                                             1999        1998

Revenues from Oil and Gas Activities      $  26,043  $  20,148


Oil and Gas Producing Expense:

  Production costs                           7,317     12,985


  Depletion (Note 2)                         8,733     13,538

  Total Oil and Gas Producing Expense       16,050     26,523



   Income/(Loss) from Oil and Gas Activities 9,993     (6,375)



Other Income/(Expense):

  General and administrative expense        (5,125)   (10,881)

  Interest                                       7         21

      Total Other Income/(Expense)          (5,118)   (10,860)


Net Income/(Loss) before income tax          4,875    (17,235)

Provision for income tax (Notes 1 & 4)        100         -0-



Net Income/(Loss)                         $  4,775  $ (17,235)


Profit/(Loss) per Share                   $    .01  $   (.01)



Weighted Average Shares Outstanding        4,088,981  4,088,981


        See accompanying notes to  financial statements.

                      SOURCE ENERGY CORPORATION
           Formerly known as Parker Energy Technology, Inc.
                  Statements of Stockholders' Equity
            For the Years Ended December 31, 1999 and 1998



                                       Additional                     Net
                    Common    Common    Paid-in     Accumulated   Stockholders'
                    Shares    Stock     Capital       Deficit        Equity

Balance,
  December 31, 1997 3,698,981 $  925   $ 1,215,326  $ (1,107,746)  $ 108,505

Issuance of shares
for cash              390,000     97        11,603                    11,700

Net  Loss  for  the
Year Ended December
31, 1998                                                 (17,235)    (17,235)

Balance,
  December 31, 1998 4,088,981 1,022      1,226,929    (1,124,981)    102,970

Net Income for the
Year Ended December
31, 1999                                                   4,775       4,775

Balance,
  December 31, 1999 4,088,981 1,022      1,226,929    (1,120,206)    107,745


           See accompanying notes to  financial statements.

                      SOURCE ENERGY CORPORATION
           Formerly known as Parker Energy Technology, Inc.
                       Statements of Cash Flows
            For the Years Ended December 31, 1999 and 1998






                                                  1999       1998

Cash  Flows  Provided by/(Used for)  Operating
Activities

Net loss                                        $ 4,775    $ (17,235)

Adjustments to reconcile net income to net cash provided by
 operating activities:

    Depreciation and depletion                    8,732      14,632

    (Increase)/decrease in accounts receivable   (5,084)

    Increase/(decrease) in current liabilities      100     (18,250)

Net Cash Used for Operating Activities            8,523     (20,853)

Cash  Flows  Provided by/(Used for)  Financing
Activities

  Proceeds from issuance of shares                   -0-     11,700

Net Cash Provided by Financing Activities            -0-     11,700

Net Increase/(Decrease) in Cash                    8,523     (9,153)

Beginning Cash Balance                             2,190     11,343



Ending Cash Balance                             $ 10,713   $  2,190



Supplemental   Disclosure   of    Cash    Flow
Information:

  Cash paid during the year for income taxes    $   100    $    -0-



           See accompanying notes to  financial statements.

                        SOURCE ENERGY CORPORATION
             Formerly known as Parker Energy Technology, Inc.
                      Notes to Financial Statements
                            December 31, 1999

Note 1         ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
          POLICIES

          (a)  Organization

          The Company was originally incorporated under the name Exit, Inc. in accordance with the laws of the State of Utah on January 30, 1981. In April of 1984, the Company changed its name to Parker Energy Technology, Inc. From its inception until May 20, 1997, the Company had been in the business of oil and gas exploration and production activities. Currently, the Company has one producing well, located in Grand County, Utah. On May 20, 1997, the Company effected a reverse split of its outstanding shares from 81,637,100 to 1,632,742. Simultaneous thereto, the Company entered into an agreement with an individual to engage in the business of distillate fuel systems process plants and changed its name to Source Energy Corporation. On March 10, 2000 a U.S. district court judge rescinded the May 20, 1997 agreement and ordered that the Company be returned, as nearly as possible, to its status prior to consummation of said agreement. This included cancelling 12,305,800 shares of common stock issued in the transaction. As nearly as possible, these financial statements have been prepared in accordance with the judge's order.

          The   financial  statements of the  Company  have  been
          prepared   in   accordance  with   generally   accepted
          accounting principles. The following summarizes the more significant of such policies.

          (b)  Proved Oil and Gas Properties

          The Company utilizes the successful efforts method of accounting for its oil and gas producing activities. This method of accounting requires the capitalization of exploration and development activities related to the discovery of producing properties and the expensing of costs related to the discovery of unsuccessful exploration efforts.

          Depletion  of  oil and gas properties  is  provided  by
          utilizing the units of production method. The cost of the property ($597,353) is divided by the total estimated reserves (128,740 barrels) resulting in a unit depletion amount of $4.64.

          (c)  Property and Equipment

          Equipment is stated at cost. Depreciation is provided using the straight-line method over a five year period.
          Maintenance and repair costs are charged to expense as incurred.

                               2O

                        SOURCE ENERGY CORPORATION
             Formerly known as Parker Energy Technology, Inc.
                      Notes to Financial Statements
                            December 31, 1999

Note 1     ORGANIZATION  AND  SUMMARY OF  SIGNIFICANT  ACCOUNTING
     POLICIES  [continued]

     (d)  Income Taxes

          Effective January 1, 1993, the Company adopted the provisions of Statement of Financial Accounting Standards No. 109 [the Statement], Accounting for Income Taxes. The Statement requires an asset and liability approach for financial accounting and reporting for income taxes, and the recognition of deferred tax assets and liabilities for the temporary differences between the financial reporting basis and tax basis of the Company's assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled. The cumulative effect of this change in accounting for income taxes as of December 31, 1999 is $0 due to the valuation allowance established as described below.

          (e)  Net Income Per Common Share

          In  accordance with Financial Accounting Standards  No.
          128, "Earnings Per Share," basic loss per common share is computed using the weighted average number of common shares outstanding.

          (f)  Cash and Cash Equivalents

          For purposes of the statements of cash flows, the Company considers cash on deposit in the bank and in its money market account to be cash.

          (g)   Use  of  Estimates  in Preparation  of  Financial
          Statements

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities; disclosure of contingent assets and liabilities at the date of the financial statements; and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                        SOURCE ENERGY CORPORATION
             Formerly known as Parker Energy Technology, Inc.
                      Notes to Financial Statements
                            December 31, 1999

Note 2         PROPERTY AND EQUIPMENT

          Oil and Gas Producing Activities

          During 1981, the Company purchased a working interest in, and became the operator of, the property known as Bureau of Land Management Federal Oil and Gas Lease No. U-14654 consisting of 480 acres. Located in Grand County, Utah, this is the Company's only oil and gas property. The Company has one producing well on this lease. At the present time the Company maintains a 68.78% working interest in the property.

          Information on capitalized costs relating  to  oil  and
          gas producing activities is presented below:
               Proved Oil and Gas Properties                   $  597,353
               Accumulated Depletion ($8,733 during 1999 and
                                   13,538 during 1998)
                                                                 (505,306)
               Net Capitalized Costs
                                                               $   92,047

          Other Property and Equipment
               Equipment at cost                               $    5,476
               Accumulated depreciation                            (5,476)
               Net property and equipment                      $       -0-


Note 3         LIQUIDITY

          The Company has accumulated losses from inception through December 31, 1999 amounting to $1,120,206. The Company's ability to achieve a level of consistent profitable operations and/or additional financing may impact the Company's ability to continue as it is presently organized. Management intends to raise additional capital through private or registered placement, debt or other offerings.


Note 4         INCOME TAXES

          The Company adopted the provisions of Statement of Financial Accounting Standards No. 109 [the Statement], Accounting for Income Taxes, during 1993. Prior years' financial statements have not been restated to apply the provisions of the Statement. No provision has been made for income taxes in the financial statements because the Company has accumulated substantial losses since inception.

                        SOURCE ENERGY CORPORATION
             Formerly known as Parker Energy Technology, Inc.
                      Notes to Financial Statements
                            December 31, 1999

          INCOME TAXES [continued]
          The tax effects of temporary differences that give rise to significant portions of the deferred tax asset at December 31, 1999 have no impact on the financial position of the Company. A valuation allowance is provided when it is more likely than not that some portion of the deferred tax asset will not be realized. Because of the lack of taxable earnings history, the Company has established a valuation allowance for all future deductible temporary differences.


Note 5         SIGNIFICANT CONCENTRATIONS OF CREDIT RISK

          The Company's primary operations have been located in the geographic region of Grand County, Utah. Since its reorganization, the Company seeks a worldwide market. The accounts receivable of the Company are unsecured. Should the primary customer of the Company, a wholesale oil purchaser, default on its payment, the Company would be required to seek relief as an unsecured creditor. If the current purchaser of the Company's oil production were to cease to do business with the Company, it is reasonably certain that other purchasers would be readily available in the market place.

Note 6         RELATED-PARTY TRANSACTIONS

          A shareholder of the Company is also a 16.9% working interest owner in the Company's lease located in Grand
          County, Utah.

Note 7         SUBSEQUENT EVENTS

          On March 10, 2000, a U.S. district court judge rescinded the May 20, 1997 agreement referenced in Note 1, and ordered that the Company be returned, as nearly as possible, to its status prior to consummation of said agreement. The Court further ordered that the
          Company pay the plaintiff in the legal action his attorneys fees in the amount of $15,039 and an award of $75,000 to compensate him for the benefit conferred on Source Energy Corporation shareholders in prosecuting this action. The plaintiff in this case was returned by the Court to the presidency of Source Energy Corporation, a position he held prior to the May 20, 1997 agreement.

          The Court also ordered that the other defendants in the case, T.R. Kraft, and Point Source Energy Corporation, an Oregon corporation, to pay an award to the Company in the amount of $225,000. The Company does not intend to record this amount as a receivable on its books because the defendants whereabouts are unknown and ability to collect from them is in question.

          The Company effected a 1 for 40 reverse split, which became effective April 10, 2000.

                      SOURCE ENERGY CORPORATION
           Formerly known as Parker Energy Technology, Inc.
                  Unaudited Supplemental Information
                   Oil and Gas Producing Activities
                          December 31, 1999


     Reserve Quantity Information (Unaudited)

     Proved Developed Reserves:
       Beginning of year                                 21,725
       Production                                        ( 1,883)
       End of  year                                      19,842

     Note:   The  Company has previously drilled  two  other  dry
     holes  on the lease where these proved reserves are located.
     Since there are no additional known reserves, the Company has not estimated proved undeveloped reserves.


     Standardized Measure of Discounted Future Net Cash Flows and
     Changes  Therein Relating to Proved Oil and Gas Reserves  at
     December 31, 1999 (Unaudited)

     Future cash inflows *                                      $ 268,442
     Future production and development costs*                    (107,305)
     Future income tax expenses**                                       -
     Future net cash flows                                        161,137

     10% annual discount for estimated timing of cash flows     (  75,804)

     Standardized measure of discounted future net cash flows    $ 85,333


     Note:   There have been no principal sources of  change  for
     the year ended December 31, 1999.


     * Future net cash flows were computed using year-end prices and costs, and year-end statutory tax rates that related to existing proved oil and gas reserves in which the Company has mineral interests.

     **   Due  to  large net operating loss carry  forwards,  the
     Company (under its present organizational structure) does not anticipate paying income taxes on the subject reserves.

                   SOURCE ENERGY CORPORATION
        Formerly known as Parker Energy Technology, Inc.
                 Unaudited Financial Statements
                    March 31, 1999 and 1998

                       TABLE OF CONTENTS



                                                     Page


Balance Sheet -- March 31, 2000                      25


Statements of Operations for  the  Three             26
Months Ended March 31, 2000 and 1999.


Statements of Cash Flows for  the  Three             27
Months Ended March 31, 2000 and 1999.


Notes to  Financial Statements                       28

                   SOURCE ENERGY CORPORATION
        Formerly known as Parker Energy Technology, Inc.
                    Condensed Balance Sheet
                         March 31, 2000
                           (Unaudited)

                             ASSETS

Current Assets
  Cash and cash equivalents                      $     12,247

  Accounts receivable                                  14,605

         Total Current Assets                          26,852



Property and Equipment

  Equipment                                             5,476

  Proved oil and gas properties                       597,353

     Total Property and Equipment                     602,829

Less: Accumulated Depreciation and Dep               (514,700)
letion

      Net Property and Equipment                       88,129

             Total Assets                        $    114,981

              LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities

Current Liabilities

 Judgement payable - related party               $   90,039
 Taxes Payable                                          100

      Total Current Liabilities
                                                     90,139

          Total Liabilities
                                                     90,139



Stockholders' Equity

   Capital Stock -- 200,000,000 shares
   authorized having a par value of $.00025
   per  share; 4,088,981 shares issued
   and outstanding                                       1,022

  Additional Paid-in Capital                         1,226,929

  Accumulated Deficit                               (1,203,109)

      Total Stockholders' Equity                       24,842

Total Liabilities and Stockholders' Equity       $    114,981

        See accompanying notes to financial statements.

                    SOURCE ENERGY CORPORATION
        Formerly known as Parker Energy Technology, Inc.
               Condensed Statements of Operations
       For the Three Months Ended March 31, 2000 and 1999
                           (Unaudited)


                                      For Three      For Three
                                        Months        Months
                                        Ended          Ended
                                      March 31,      March 31,
                                         2000          1999

Revenues   from   Oil   and   Gas  $    14,605      $    4,694
Activities

Oil and Gas Producing Expense:

  Production costs                       3,237            2,193


  Depletion (Note 2)                     3,918            1,568

Total Oil and Gas Producing Expense      7,155            3,761



 Income/(Loss) from Oil and Gas
           Activities                      7,450            933

Other Income/(Expense):

    General and administrative expense      (320)        (2,573)

    Judgement expense                    (90,039)

    Interest                                   7              2

  Total Other Income/(Expense)           (90,352)        (1,638)


Net loss before income tax               (89,902)        (1,638)

Provision for income tax (Notes 1 & 4)       -0-            -0-


Net Loss                           $    (89,902)      $   (1,638)


Profit/(Loss) per Share            $      (.02)       $    (.01)

Weighted Average Shares Outstanding   4,088,981        4,088,981

        See accompanying notes to  financial statements.

                      SOURCE ENERGY CORPORATION
           Formerly known as Parker Energy Technology, Inc.
                       Statements of Cash Flows
          For the Three Months Ended March 31, 2000 and 1999
                           (Unaudited)


                                        For Three       For Three
                                        Months          Months
                                        Ended           Ended
                                        March 31,       March 31,
                                        2000            1999

Cash  Flows Provided by/(Used  for)
Operating Activities

Net loss                             $    (82,902)    $       (1,638)

Adjustments to reconcile net income
to net cash provided by
 operating activities:

    Depreciation and depletion                3,918             1,568

    (Increase)/decrease in accounts          (9,521)              -0-
receivable

     Increase/(decrease) in current          90,039               -0-
liabilities

Net   Cash   Used   for   Operating           1,534              (70)
Activities



Cash  Flows Provided by/(Used  for)
Financing Activities

  Proceeds from issuance of shares               -0-              -0-

Net   Cash  Provided  by  Financing              -0-              -0-
Activities



Net Increase/(Decrease) in Cash                1,534             (70)

Beginning Cash Balance                        10,713            2,190



Ending Cash Balance                  $        12,247  $         2,120





Supplemental  Disclosure  of   Cash
Flow Information:

   Cash  paid during the  year  for  $         -0-   $          -0-
income taxes





           See accompanying notes to  financial statements.

                        SOURCE ENERGY CORPORATION
             Formerly known as Parker Energy Technology, Inc.
                      Notes to Financial Statements
                              March 31, 2000


Note 1    PRELIMINARY NOTE

          The accompanying condensed consolidated financial statements have been prepared without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company's Annual Audit for the year ended December 31, 1999.


Note 2    ORGANIZATION

          The Company was originally incorporated under the name Exit, Inc. in accordance with the laws of the State of Utah on January 30, 1981. In April of 1984, the Company changed its name to Parker Energy Technology, Inc. From its inception until May 20, 1997, the Company had been in the business of oil and gas exploration and production activities. Currently, the Company has one producing well, located in Grand County, Utah. On May 20, 1997, the Company effected a reverse split of its outstanding shares from 81,637,100 to 1,632,742. Simultaneous thereto, the Company entered into an agreement with an individual to engage in the business of distillate fuel systems process plants and changed its name to Source Energy Corporation. On March 10, 2000 a U.S. district court judge rescinded the May 20, 1997 agreement and ordered that the Company be returned, as nearly as possible, to its status prior to consummation of said agreement. This included cancelling 12,305,800 shares of common stock issued in the transaction.

          On  April  10, 2000, the Company effected a  1  for  40
reverse split.